Exhibit 10.22

Mortgage Contract

Contract number: 2009-0021

Mortgagee: Industrial and Commercial Bank of China Limited (Hai Dian Branch) (Refer to Party A)

Representative: Xu Tian Ling

Fax/Telephone: 82886377

Mortgager: Beijing Dehaier Technology Company Limited (Refer to Party B)

Legal Representative: Chen Ping

Fax/Telephone: 80119150

In order to make sure the right of the credit of Party A, Party B provide Mortgage on Party B’ s own will. So Before signing this Contract, Both party should read the Contract carefully, and should confirm that both party has no disagreement with the Contract.

Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

Article 1: The secured principle credit

The Mortgage contract are prepared for the Loan contract signed by Party A and Party B.

The contract number: 2009 — 0023

Article 2.: The scope of the guaranty of mortgage

The scope of the guaranty of mortgage includes the following items: principle of the Loan, interest, Penalty, and the expense related to realize the mortgage if Party A fails to realize the right of the credit.

Article 3: Mortgage

3.1: Please refer to the <Detail list of Mortgage>. <Detail list of Mortgage> is the attachment of the Mortgage Contract and has the same legal effect as the Main contract.

3.2: The right of the Party A include : together with all buildings and other improvements now or hereafter located on said Land or any part thereof including but not limited to, all extensions, betterments, renewals, renovations, substitutions

3.3 When party A dispose the mortgage, party A is not limit to the assessed value in the <Detail list of Mortgage>. Party A could dispose the property at party A’s own will.

3.4 Party should keep the ownership certificate of the mortgage.

3.5 During the contract period, Party B should keep the property in good shape.

3.6 During the contract period, if the property is destroyed or lost, party B should provide the related verification.

3.7 When the property is destroyed or lost, Party B’s related insurance or compensation(if any), should be prepared for the Loan principle.

3.8 When the value of the property is decreased, Party B should recover the value of the property or provide additional mortgage of the equal value for the decreased value.

Article 4: Mortgage registration

With in 10 days upon signing the contract, both parties should go to the Mortgage registration authority to go through all the procedures.

Article 5: Insurance

5.1 With in 15 days upon signing the contract, Party B should take out the insurance for the mortgage property.

5.2 In the insurance document, party B should require the insurance agency to clarify that Party A is the 1st Beneficiary.

5.3 During the contract period, Party B could not interrupt or withdraw the insurance.

Article 6 : Floating charge

The mortgaged property come into effectiveness since one of the following circumstances occurred:

A: On the Maturity Date of the Loan, Party A fails to realize the right of the Loan.

B: Party B declared bankrupt.

C: Occur the circumstance describe in 7.1.

D: Occurs to the circumstance that could seriously affect the realization of Party A’s claim.

Article 7 : Realization of the right mortgage

7.1 Party A have the right of realization the mortgage when one of the following circumstances occur:

A: On the Maturity Date of the Loan, Party A fails to realize the right of the Loan.

B: Party B declared bankrupt.

C: Occur the circumstance describe in 3.8.

D: When Party dispose the Floating charge not based on the market value.

E: Other Provisions of laws and regulations that Party A has the right of realization the mortgage.

7.2 When Party A have the right of realization the mortgage, party A could sale the mortgage directly and compensate for the Loan.

7.3 If the currency form disposal is different form the main contract, Party B should calculate with the appropriate exchange rate before pay to party A.

Article 8: Declaration of Party B.

8.1 Party B has the ownership of the mortgage, and has the right of dispose the mortgage.

8.2 If Party B is a listing company in China, Party B should be In accordance with the corresponding laws.

8.3 Aware of the main contract (Loan contract), and provide the mortgage on party B’s own will.

8.4 The mortgage can be can be secured according to law.

8.5 Have description of the flaw of the mortgage.

8.6 The mortgage is in good condition.

8.7 If the mortgage is under lease contract, party B should inform the party A.

Article 9: Commitment of Party B.

9.1 Should the following condition occur, party B should continue to perform the duty.

A: The revision of the main Loan contract.

B: Party A transfer the right of the loan to third party.

9.2 Party B could not mortgage the property to third party with the approval of Party A.

9.3 Party B should burden the expense relate to signing the mortgage contract.

9.4 Party B should inform the Party A when there is a potential damage of the property.

9.5 Party B should not interfere when party A performs the mortgage right.

9.6 When the basic information change(Such as paid in capital, legal representative), Party B should inform the Party A

Article 10: Commitment of Party A.

10.1 Keep all the material submitted by Party A confidential.

10.2 If party A dispose the mortgage, and have some surplus after compensating all the Loan, interest, Penalty, and the expense related to realize the mortgage, party A should return the surplus to party B.

Article 11: Default Liability

11.1 Upon the effectiveness of this contract, if the contract term is break by either party, then it become a breach of contract. For the Economic loss caused by the either party, the other side should compensate the loss.

Article 12 Effectiveness, Modification and termination of the Contract

12.1 Upon agreement by both parties, this Contract will become effective upon the authorization from the legal representative.

Article 13. Settlement of Disputes

13.1. When dispute happen, the both party should settle by themselves first, then turn to local court located in Party A.

Article 14. Others

This contract have original copy of three, both party and the registration authority have one original copy.

Attachment: <Detail list of Mortgage>

Property name: Factory building located in No.45 Yongan Road, Science Park, Changping District, Beijing 102200, China.

Ownership certification: Beijing property right certificate – 30555.

Status of the building: In good condition

Assessed value: RMB 15,727,800

Mortgage (Official Seal):

Legal Representative or Authorized Representative

(Signature or Personal Seal):	/s/ Chen Ping

Date of Signature: 5 May 2009.

Mortgagee (Official Seal):

Legal Representative or Authorized Representative

(Signature or Personal Seal):	/s/ Xu Tian Ling

Date of Signature: May 5, 2009.